UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Larimar Therapeutics, Inc.

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Three Bala Plaza East, Suite 506

Bala Cynwyd, PA 19004

2021 ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 12, 2021

April 14, 2021

Dear Stockholder:

We are pleased to invite you to attend Larimar Therapeutics, Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 10:00 a.m., Eastern Time, on Wednesday, May 12, 2021. We have decided to hold the Annual Meeting virtually this year due to the public health impact of the Coronavirus (“COVID-19”) outbreak and to support the health and well-being of our business partners, employees and stockholders. We believe that hosting the Annual Meeting virtually under the current environment will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders. The Annual Meeting can be accessed via the Internet at: www.meetingcenter.io/274820408.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2021 Annual Meeting of Stockholders (the “Notice”), and 2021 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer, Michael Celano, at 484-414-2715.

Sincerely,

Joseph Truitt	Carole S. Ben-Maimon, M.D.

Chairperson of the Board	Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING MAILED ON OR ABOUT APRIL 14, 2021.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Larimar Therapeutics, Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, May 12, 2021, at 10:00 a.m. Eastern Time. At the Annual Meeting, stockholders will vote:

•	to elect the two director nominees that are set forth in the attached Proxy Statement (the “Proxy Statement”) to serve as Class I directors, whose term will expire in 2024;

•	to approve, on an advisory basis, the compensation of our named executive officers in 2020;

•	to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the 2021 fiscal year; and

•	to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

MEETING INFORMATION

Date:	May 12, 2021

Time:	10:00 a.m.

Location:	The meeting can be accessed by visiting www.meetingcenter.io/274820408, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	Thursday, April 1, 2021.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Michael Celano

Chief Financial Officer

April 14, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our stockholders on or about April 14, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available to holders of our common stock at http://www.envisionreports.com/LRMR.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2020 Annual Report in full.

2021 Annual Meeting of Stockholders

TIME AND DATE	RECORD DATE	LOCATION
10:00 a.m., Eastern Time, on Wednesday, May 12, 2021	April 1, 2021

The meeting can be accessed by visiting www.meetingcenter.io/274820408, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters

PROPOSAL	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2024 Jonathan Leff Peter Barrett, Ph.D.	Page 32	✓	FOR Each Nominee

Item 2: Advisory Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers in 2020	Page 32		✓ FOR

Item 3: Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the 2021 Fiscal Year	Page 33		✓ FOR

Our Director Nominees

You are being asked to vote on the election of Jonathan Leff and Peter Barrett, Ph.D. as Class I directors, each to serve for a three-year term expiring at our 2024 Annual Meeting of Stockholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Classes I and II each consist of two directors, and Class III consists of three directors.

The term of office of our Class I directors expires at the Annual Meeting. We are nominating Jonathan Leff and Peter Barrett, Ph.D. for re-election at the Annual Meeting to serve until the 2024 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or until their earlier death, resignation, or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online during the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Mr. Leff and Dr. Barrett. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

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SUMMARY INFORMATION (continued)

					Committee Membership
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC
Jonathan Leff	52	2020	Venture capitalist	Yes		M	C
Peter Barrett, Ph.D.	68	2006	Venture capitalist	Yes		M	M

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE HIGHLIGHTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of Board (set by the Board)	7

Number of Independent Directors	6

Independent Chairperson of the Board	Yes

Board Self-Evaluation	Annual

Review of Independence of Board	Annual

Independent Directors Meet Without Management Present	Yes

Voting Standard for Election of Directors in Uncontested Elections	Plurality

Diversity of Board background, experience and skills	Yes

RECENT CORPORATE HIGHLIGHTS

•

In May 2020, we announced the completion of the reverse merger between Chondrial Therapeutics, Inc. and Zafgen, Inc. (the “Merger”). The combined, publicly traded clinical-stage biotechnology company began operating under the name Larimar Therapeutics, Inc. (the “Company”) and our shares commenced trading on the Nasdaq Global Market on May 29, 2020, under the ticker symbol “LRMR.”

•

In May 2020, in connection with the closing of the Merger, we completed a private placement of common stock and pre-funded warrants to purchase common stock for $80 million of gross proceeds before placement agent fees and expenses.

•

In August 2020, the European Commission granted an orphan drug designation for CTI-1601 for the treatment of Friedreich’s ataxia. This designation complements previously received Orphan Drug, Fast Track, and Rare Pediatric Disease designations from the U.S. Food and Drug Administration.

•

In December 2020, we announced the completion of dosing in our single ascending dose (“SAD”) clinical trial in Friedreich’s ataxia patients. Preliminary data from the SAD trial suggest that single subcutaneous injections of CTI-1601 were well tolerated at doses up to 100 mg.

•

We recently completed dosing of the third cohort of our double-blind, placebo-controlled, multiple-ascending dose (“MAD”) clinical trial in Friedreich’s ataxia patients. Topline data from both the SAD and MAD trials are expected in Q2 2021.

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TABLE OF CONTENTS (continued)

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PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of the Company in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, May 12, 2021, at 10:00 a.m., Eastern Time via the Internet at www.meetingcenter.io/274820408.

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EXPLANATORY NOTE

On May 28, 2020, Larimar Therapeutics, Inc. (the “Company”), formerly known as Zafgen, Inc., completed a business combination with Chondrial Therapeutics, Inc. (“Chondrial”), in accordance with the terms of the Agreement and Plan of Merger, dated as of December 17, 2019, as amended (the “Merger Agreement”), by and among the Company, Chondrial, a wholly-owned subsidiary of the Company (“Merger Sub”) and Chondrial Holdings, LLC (“Holdings”), the sole stockholder of Chondrial, pursuant to which Merger Sub merged with and into Chondrial, with Chondrial surviving as a wholly-owned subsidiary of the Company (the “Merger”). In connection with the Merger, our board of directors was replaced by new directors designated by both Chondrial and Zafgen, and members of Chondrial’s management team were installed as our new management team. In connection with, and immediately prior to the completion of the Merger, we effected a reverse stock split of our common stock, at a ratio of 1-for-12 (the “Reverse Stock Split”).

Immediately after the completion of the Merger, we changed our name from “Zafgen, Inc.” to “Larimar Therapeutics, Inc.” and the business conducted by us became the business conducted by Chondrial, which is a clinical-stage biotechnology company focused on developing treatments for complex rare diseases, and our common stock began trading on Nasdaq Global Market under the new ticker symbol “LRMR.” Unless otherwise indicated, all references in this Proxy Statement to “Larimar,” “Company,” “we,” “our,” and “us” refer to Larimar Therapeutics, Inc. as of and following the closing of the Merger, and all references to “Zafgen” refer to Zafgen, Inc. and the business of Zafgen, Inc. prior to the closing of the Merger.

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GENERAL INFORMATION ABOUT THE MEETING

ATTENDING THE ANNUAL MEETING

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. We have adopted a virtual format for the Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location.

To participate in the virtual meeting, visit www.meetingcenter.io/274820408. The password for the meeting is LRMR2021. You will need to enter the 16-digit control number included on your Notice or on your proxy card. The meeting will begin promptly at 10:00 a.m., Eastern Time on Wednesday, May 12, 2021. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in prior to the start of the meeting.

PROXY SOLICITATION

Our Board of Directors (the “Board”) is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This proxy statement and the proxy card are first being mailed to our stockholders on or about April 14, 2021. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our 2020 Annual Report on Form 10-K are available to holders of our common stock at http://www.envisionreports.com/LRMR.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on April 1, 2021 (the “Record Date”) are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 15,367,730 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

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GENERAL INFORMATION ABOUT THE MEETING (continued)

VOTING METHODS

You may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.envisionreports.com/LRMR	Calling toll-free from the United States, U.S. territories and Canada to 1-800-652-8683	You can vote at the meeting at www.meetingcenter.io/274820408

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•

Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 11, 2021.

•	Sign a new proxy card and submit it by mail, which must be received no later than May 11, 2021. Only your latest dated proxy card will be counted.

•	Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•	Virtually attend the Annual Meeting at www.meetingcenter.io/274820408. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), and you wish to vote at the Annual Meeting, you should follow the instructions provided by your broker, bank or other holder of record in order to obtain a proxy form from that institution that holds their shares.

Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 11, 2021. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

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GENERAL INFORMATION ABOUT THE MEETING (continued)

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

PROPOSAL	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
Item 1: Election of Class I Directors for a Three-Year Term Expiring in 2024	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 2: Advisory Vote to Approve, on an Advisory Basis, the Compensation of our Named Executive Officers in 2020	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 3: Ratification of Appointment of PwC as our Independent Registered Public Accounting Firm for the 2021 Fiscal Year	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting either attending the meeting virtually or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Jonathan Leff and Peter Barrett, Ph.D. for re-election as Class I directors at our Annual Meeting to hold office until our 2024 Annual Meeting of Stockholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Jonathan Leff and Peter Barrett, Ph.D., current Class I directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2024 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee considers certain criteria in identifying director nominees. Important general criteria and considerations for Board membership include:

GENERAL CRITERIA

•	Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:

•	Experience at senior levels in public companies;

•	Financial expertise;

•	Experience in leadership roles in clinical and commercial-stage companies in the biotechnology or healthcare fields;

•	Personal integrity and ethical character, commitment and independence of thought and judgment;

•	Capability to fairly and equally represent our stockholders;

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BOARD OF DIRECTORS (continued)

•

Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company and its stockholders;

•	Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and

•	Lack of actual and potential conflicts of interest.

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas: finance, executive and management, the formation and development of start-up companies in the life sciences companies, public company governance and management and biopharmaceutical product development.

In recruiting and selecting Board candidates, the Nominating and Corporate Governance Committee takes into account the size of the Board and the skills of the candidates. The Nominating and Corporate Governance Committee reviews the professional experience and qualifications of each Board member and candidate to determine whether a particular Board member or candidate possesses the necessary skills and/or other attributes to qualify him or her for service on a particular committee. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

Potential Director Candidates

On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Nominating and Corporate Governance Committee’s nominees.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

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BOARD OF DIRECTORS (continued)

DIRECTOR NOMINEES

CLASS I DIRECTORS—PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2024

JONATHAN LEFF
Age: 52 Director Since: 2020	Committee Memberships: Compensation, NCGC (Chair)	Other Public Directorships: None.

Jonathan Leff has served as a member of the Board since May 2020. Mr. Leff served as a member of the Chondrial Board from December 2016 until May 2020. Mr. Leff is a partner at Deerfield Management Company, L.P. and Chairman of the Deerfield Institute. He joined Deerfield in 2013, and focuses on venture capital and structured investments in biotechnology and pharmaceuticals. Prior thereto, Mr. Leff served as Managing Director at Warburg Pincus LLC from 2000 to 2012, where he led the firm’s investment efforts in biotechnology and pharmaceuticals. Mr. Leff also previously served as a member of the Executive Committee of the Board of the National Venture Capital Association (“NVCA”), and led NVCA’s life sciences industry efforts as Chair of NVCA’s Medical Innovation and Competitiveness Coalition. He also served on the Emerging Companies Section Board of the Biotechnology Industry Organization. Mr. Leff is a board member of several not-for-profit organizations, including the Spinal Muscular Atrophy Foundation, Friends of Cancer Research, Reagan-Udall Foundation and the Columbia University Medical Center Board of Advisors. He also previously served on the boards of several other publicly-traded biotechnology and pharmaceutical companies, including Proteon Therapeutics, Inc. from 2017 to 2019, AveXis, Inc. from 2014 to 2017 and Nivalis Therapeutics, Inc. from 2014 to 2016. Mr. Leff currently also serves on the boards of several private biopharmaceutical companies and has previously served on the boards of other privately held biopharmaceutical companies. Mr. Leff received his A.B. from Harvard University, and earned his M.B.A. from the Stanford University Graduate School of Business.

Skills & Qualifications: Mr. Leff’s qualifications to sit on the Board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the investment, development and sale of multiple companies in the life sciences sector.

PETER BARRETT, PH.D.
Age: 68 Director Since: 2006	Committee Memberships: Compensation, NCGC	Other Public Directorships: PerkinElmer, Inc., Synlogic, Inc.

Peter Barrett, Ph.D. has served as a member of the Board since August 2006 and served as the Chairman of the Board from August 2006 until May 2018. Dr. Barrett joined Atlas Venture, an early-stage venture capital fund, in 2002, and currently serves as a Partner in the Life Sciences Group. Previously, from 1998 to 2002, he was a Co-Founder, Executive Vice President and Chief Business Officer of Celera Genomics (“Celera”). Prior to Celera, from 1979 to 1998, Dr. Barrett held senior management positions at PerkinElmer, Inc., most recently serving as Vice President, Corporate Planning and Business Development. Dr. Barrett currently serves on the board of directors of the PerkinElmer, Inc. and Synlogic, Inc., and several other privately held companies. Dr. Barrett is a Senior Fellow at Harvard Business School and is the Faculty Chair of the Key Advisory Board of the Blavatnik Fellowship Program. Dr. Barrett holds a B.S. in chemistry from Lowell Technological Institute (now known as the University of Massachusetts, Lowell) and a Ph.D. in analytical chemistry from Northeastern University. He also completed Harvard Business School’s Management Development Program.

Skills & Qualifications: Dr. Barrett’s qualifications to sit on the Board include his extensive leadership, executive, managerial and business experience with life sciences companies, including experience in the formation, development and business strategy of multiple start-up companies in the life sciences sector.

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BOARD OF DIRECTORS (continued)

CONTINUING DIRECTORS

CLASS II DIRECTORS—TERMS EXPIRING AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

THOMAS O. DANIEL, M.D.
Age: 67 Director Since: 2016	Committee Memberships: NCGC	Other Public Directorships: Magenta Therapeutics, Inc., Gossamer Bio, Inc.

Thomas O. Daniel, M.D. has served as a member of the Board since March 2016. Dr. Daniel has more than 20 years of experience in biopharmaceutical discovery and development. He is currently chairman of the board of directors of Locana Bio, Inc., and serves as a director of Vividion Therapeutics, Gossamer Bio, Inc., Aspen Therapeutics and Magenta Therapeutics, Inc. Dr. Daniel has served as a Venture Partner at ARCH Venture Partners since October 2016. Previously, he served as President of Research and Early Development of Celgene Corporation from 2006 until 2012, as Executive Vice President and President of Research and Early Development until 2015 and as Chairman of Research until mid-2016. Prior to Celgene, he served as Chief Scientific Officer and Director at Ambrx Inc., from 2003 to 2006. Dr. Daniel also served as Vice President of Research at Amgen from 2002 to 2003, where he was Research Site Head of Amgen Washington and Therapeutic Area Head of Inflammation. Prior to Amgen’s acquisition of Immunex Corporation (“Immunex”), Dr. Daniel served as Senior Vice President of Discovery Research at Immunex from 2000 to 2002. Dr. Daniel advises Equillium, Inc. and privately-held biotechnology companies Brii Bio, Inc. and Epirium Bio, Inc. Dr. Daniel previously served as a member of the board of directors of Juno Therapeutics, a publicly-traded biotechnology company, from July 2015 to March 2018, prior to its acquisition by Celgene Corporation. He chairs the board of overseers of The Scripps Research Institute, serves as director of Lupus Research Alliance, as a member of the Biomedical Science Advisory Board of Vanderbilt University Medical Center and is a trustee of Reed College. A nephrologist and former academic investigator, Dr. Daniel was previously the C.M. Hakim Professor of Medicine and Cell Biology at Vanderbilt University, and Director of the Vanderbilt Center for Vascular Biology. He formerly conducted research in the Howard Hughes Medical Institute at UC San Francisco. Dr. Daniel holds a B.A. in chemistry from Southern Methodist University, earned an M.D. from the University of Texas, Southwestern Medical School, and completed medical residency at Massachusetts General Hospital.

Skills & Qualifications: Dr. Daniel’s qualifications to sit on the Board include his biotechnology and pharmaceutical experience, including senior leadership roles at global biopharmaceutical companies Celgene Corporation and Amgen.

THOMAS EDWARD HAMILTON
Age: 53 Director Since: 2020	Committee Memberships: Audit	Other Public Directorships: Annaly Capital Management Inc.

Thomas Edward Hamilton has served as a member of the Board since May 2020. Mr. Hamilton served as the Chairman of the board of directors of Chondrial (the “Chondrial Board”) from Chondrial’s founding in 2013 until May 2020. Since 2013, Mr. Hamilton has served as the president, chief executive officer and owner of Construction Forms, Inc., an industrial manufacturing company based in Port Washington, Wisconsin. In addition, Mr. Hamilton is also the managing member of Friedreich’s Ataxia Life Sciences, an early stage biotech investment company focused on bridging the gap to cure Friedreich’s Ataxia. Prior to founding Construction Forms, Mr. Hamilton spent 25 years in a number of leadership positions in the financial industry. Most recently, Mr. Hamilton served as a Managing Director and Strategic Advisor to the Head of Fixed Income, Currencies and Commodities at Barclays Capital in New York, New York. Prior to Barclays, Mr. Hamilton held various managing director roles at Citigroup, Inc. and Salomon Brothers, Inc., where he began his career. He also serves as a director and executive committee member of the Friedreich’s Ataxia Research Alliance and is the co-founder of his own charitable scientific effort, the CureFA Foundation. Since March 2019, Mr. Hamilton has served as a Director and as a member of the audit committee, risk committee and compensation committee of

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BOARD OF DIRECTORS (continued)

the board of Annaly Capital Management, Inc., a leading diversified capital manager that invests in and finances residential and commercial assets. Mr. Hamilton holds a B.S. in finance from the University of Dayton.

Skills & Qualifications: Mr. Hamilton’s qualifications to sit on the Board include his extensive experience in the financial industry and leadership in developing a cure for Friedreich’s Ataxia, including leadership roles in organizations focused on the development of a cure for Friedreich’s Ataxia.

CLASS III DIRECTORS—TERMS EXPIRING AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

FRANK E. THOMAS
Age: 51 Director Since: 2014	Committee Memberships: Audit (Chair)	Other Public Directorships: Spero Therapeutics, Inc.

Frank E. Thomas has served as a member of the Board since June 2014. Mr. Thomas has been the President and Chief Operating Officer of Orchard Therapeutics PLC (“Orchard”), a biotechnology company dedicated to transforming the lives of patients with rare disorders through innovative gene therapies, since March 2020. Mr. Thomas served as Chief Operating Officer and Chief Financial Officer of Orchard from January 2020 to March 2020 and the Chief Financial Officer and Chief Business Officer of Orchard from January 2018 to December 2019. Prior to joining Orchard, Mr. Thomas served as President and Chief Operating Officer of AMAG Pharmaceuticals, Inc. (“AMAG”), a publicly traded, specialty pharmaceutical company, from April 2015 to April 2017, and previously served as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015, and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to joining AMAG, he served as Senior Vice President, Chief Operating Officer and Chief Financial Officer for Molecular Biometrics, Inc., a commercial stage medical diagnostics company, from 2008 to 2011. Prior to Molecular Biometrics, Mr. Thomas spent four years at Critical Therapeutics, Inc. (“Critical Therapeutics”), a public biopharmaceutical company, from 2004 to 2008, where he served as President and Chief Executive Officer from 2006 to 2008 and the Senior Vice President and Chief Financial Officer from 2004 to 2006. He also served on the board of directors of Critical Therapeutics from 2006 to 2008. Prior to 2004, Mr. Thomas served as the Chief Financial Officer and Vice President of Finance and Investor Relations at Esperion Therapeutics, Inc., a publicly traded biopharmaceutical company. Since July 2017, Mr. Thomas has served on the board of directors of Spero Therapeutics, Inc., a publicly traded biopharmaceutical company. Mr. Thomas was a member of the board of directors of the Massachusetts Biotechnology Council from 2007 to 2015. Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor.

Skills & Qualifications: Mr. Thomas’ qualifications to sit on the Board include his extensive management experience at biopharmaceutical companies and with financial matters, including senior leadership roles at various biopharmaceutical companies.

CAROLE S. BEN-MAIMON, M.D.
Age: 62 Director Since: 2020	Committee Memberships: None	Other Public Directorships: Teligent, Inc.

Carole S. Ben-Maimon, M.D. has served as a member of the Board since May 2020. Dr. Ben-Maimon has served as the President and Chief Executive Officer of the Company since May 2020. Dr. Ben-Maimon served as Chondrial’s President, Chief Executive Officer and member of the Chondrial Board from December 2016 until May 2020. Prior thereto and from 2014 to 2016, she served as an independent consultant at CSGB Consulting, LLC, where she participated in the evaluation of investment opportunities in the brand and generic industry on behalf of investment firms. Prior thereto, from September 2011 to November 2014, Dr. Ben-Maimon was the President of Global Pharmaceuticals, a subsidiary of Impax Laboratories (“Impax”), which was responsible for Impax’s generic business. Prior to Global Pharmaceuticals, she served as Senior Vice President, Corporate Strategy at Qualitest Pharmaceuticals, Inc. (“Qualitest”) from July 2009 to July 2010. Prior to her role at

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BOARD OF DIRECTORS (continued)

Qualitest, she served as Founder, President and Chief Executive Officer and director of Alita Pharmaceuticals, Inc., an early stage, privately held specialty pharmaceutical company, from September 2006 to June 2009. Dr. Ben-Maimon also held executive positions with and served as a member of the board with Barr Pharmaceuticals Inc. (“Barr”) from 2001 to 2006, including as President and Chief Operating Officer of Duramed Research, Inc., a wholly-owned subsidiary of Barr, where she led Barr’s branded female healthcare business and also served as a member of its board of directors. Prior thereto and from 1993 to 2001, Dr. Ben-Maimon was at Teva Pharmaceutical Industries in various roles, including being responsible for research and development and public policy in North America from 2000 to 2001. Since 2016, Dr. Ben-Maimon has also served as a member of the board of directors and the audit and nominating and corporate governance committees of the board of a publicly-traded pharmaceutical company, Teligent, Inc. Dr. Ben-Maimon also serves on the board of directors of a privately-held pharmaceutical company and on the board of a not-for-profit hospital in Philadelphia, Pennsylvania. Dr. Ben-Maimon received her B.S. from the University of Pennsylvania and her M.D. from Jefferson Medical College. She completed clinical and research training in internal medicine and nephrology at Thomas Jefferson University.

Skills & Qualifications: Dr. Ben-Maimon’s qualifications to sit on the Board include her knowledge of Chondrial’s business, as well as her extensive leadership and biopharmaceutical industry experience, including senior leadership roles at publicly-traded life sciences companies.

JOSEPH TRUITT
Age: 56 Director Since: 2020	Committee Memberships: Audit, Compensation (Chair)	Other Public Directorships: None

Joseph Truitt has served as a member of the Board since May 2020. Mr. Truitt currently serves as the Chief Executive Officer of Iecure Inc., a gene editing company, and is on the Board of CodeBio, a gene therapy development company. From May 2020 through December 2020, Mr. Truitt served as Chief Executive Officer of BioSpecifics Technologies Corp. (“BioSpecifics”), a biopharmaceutical company that develops collagenase-based therapies, which was acquired by Endo International plc in December 2020. From May 2018 until April 2020, Mr. Truitt served as President, Chief Executive Officer and member of the board of directors of Achillion Pharmaceuticals, Inc. (“Achillion”), a publicly-traded clinical-stage biopharmaceutical company developing small molecule drug therapies for immune system disorders, which was acquired by Alexion Pharmaceuticals, a global biopharmaceutical company, in January 2020. Prior to his appointment to the offices or President and Chief Executive Officer in 2018, Mr. Truitt served in a number of various positions at Achillion, including: Executive Vice President, Chief Operations Officer, from September 2017 until May 2018; Executive Vice President, Chief Commercial Officer, from March 2014 until September 2017; and Senior Vice President, Business Development and Chief Commercial Officer, from January 2009 until March 2014. Before joining Achillion, from July 2006 to December 2008, Mr. Truitt served as Vice President, Business Development and Product Strategy of Lev Pharmaceuticals, Inc. and, from 2000 to 2006, he served as Vice President, Sales and Operations of Johnson & Johnson—OraPharma, Inc. Prior to this, be spent nine years at TAP Pharmaceuticals Inc. in a variety of sales and marketing roles before a two-year role as a consultant at IMS Health. Mr. Truitt received his B.S. in Marketing from LaSalle University and his M.B.A. from St. Joseph’s University in Pharmaceutical Marketing. Mr. Truitt previously was a Captain in the United States Marine Corps.

Skills & Qualifications: Mr. Truitt’s qualifications to sit on the Board include extensive management experience, his prior experience as a public company director and his deep knowledge of the biopharmaceutical business.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.

Our governance practices are documented in our Ninth Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), our Bylaws, our Code of Business Conduct and Ethics (the “Code of Conduct”), our Corporate Governance Guidelines and the charters of the committees of the Board (the “Committees”). Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.larimartx.com under “Investors—Corporate Governance.”

BOARD INDEPENDENCE

Our Board has determined that each of our directors, with the exception of Dr. Ben-Maimon, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. In considering the independence of the directors listed above, the Board also considered the association of each non-employee director with the holders of more than 5% of our common stock. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

The Zafgen Board of Directors determined, prior to the completion of the Merger, that the following directors who served during 2020 were “independent” directors, as defined under the rules of Nasdaq: John L. LaMattina, Ph.D, Frank E. Thomas, Thomas O. Daniel, M.D., Cameron Geoffrey McDonough, M.D., Robert J. Perez, Peter Barret, Ph.D. and Wendy Everett, Sc.D. Jeffrey Hatfield, Zafgen’s former Chief Executive Officer, served on the Zafgen Board of Directors and was deemed not “independent” by virtue of being an employee of Zafgen.

BOARD LEADERSHIP STRUCTURE

Currently, our leadership structure separates the offices of Chief Executive Officer (“CEO”) and Chairperson of the Board with Dr. Ben-Maimon serving as our CEO and Mr. Truitt serving as Chairperson of the Board. Separating these positions allows the CEO to focus on day-to-day business, while allowing the Chairperson of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort and energy that the CEO must devote to her position in the current business environment, as well as the commitment required to serve as Chairperson of the Board, particularly as the Board’s oversight responsibilities continue to grow. The Board believes it is important to retain its flexibility to allocate the responsibilities of the officers of Chairperson of the Board and CEO in any way that is in the best interest of the Company at a given point in time. Our Board believes that the separation of the positions of CEO and Chairperson of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole. Although our by-laws do not require the Chairperson of the Board and CEO positions to be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Committees is an independent director as that term is defined by the Securities and Exchange Commission (the “SEC”) and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

RISK MANAGEMENT

While the Board has the ultimate oversight responsibility for the risk management process, including monitoring and assessing strategic risk exposure, its Committees oversee risk in certain specified areas. Pursuant to its charter, the Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company, while the Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

EVALUATING BOARD EFFECTIVENESS

The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and annual self-evaluations are an important tool for evaluating effectiveness. It conducts an annual self-evaluation of the Board, which is presented to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, is disclosed on our website at www.larimartx.com under “Investors–Corporate Governance.”

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation and continuing education programs familiarize new directors with the Company’s businesses, strategies, and policies, and assists new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed at least annually by the Nominating and Corporate Governance Committee and amended by our Board when appropriate.

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Peter Barrett, Ph.D.	Yes	M		M	M
Carole S. Ben-Maimon, M.D.	No	M
Thomas O. Daniel, M.D.	Yes	M			M
Thomas E. Hamilton	Yes	M	M
Jonathan Leff	Yes	M		M	C
Frank E. Thomas	Yes	M	C
Joseph Truitt	Yes	C	M	C

AC = Audit Committee	M = Member
CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee

During 2020, our post-Merger Board held 4 meetings, our Compensation Committee held 2 meetings, our Audit Committee held 3 meetings and our Nominating and Corporate Governance Committee did not hold any meetings. In 2020, the pre-Merger Zafgen Board of Directors held 1 meeting and its audit committee held 2 meetings. Its compensation and nominating and corporate governance committees did not hold any meetings in 2020.

Each director of the Company attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served during the portion of the last fiscal year for which he or she was a director or committee member. Each of our current directors, with the exception of Mr. Thomas and Drs. Daniel and Barrett, was appointed to the Board in May 2020 or later and therefore did not attend any meetings prior to May 2020.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the Zafgen Board of Directors attended the 2020 Zafgen Annual Meeting.

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	selecting a firm to serve as the independent registered accounting firm to audit our consolidated financial statements;

•	ensuring the independence of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

•	considering the adequacy of our internal controls and internal audit function;

•	monitoring compliance with the code of business and conduct and ethics for financial management;

•	reviewing material related party transactions or those that require disclosure; and

•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our Audit Committee are Mr. Thomas (chair), Mr. Hamilton and Mr. Truitt. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that each of Messrs. Thomas, Hamilton and Truitt also qualify as an “audit committee financial expert” within the meaning of SEC regulations. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying and recommending candidates for membership on our Board;

•	reviewing and recommending out corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	overseeing the process of evaluating the performance of our Board; and

•	assisting our Board on corporate governance matters.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Nominating and Corporate Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

The members of our Nominating and Corporate Governance Committee are Mr. Leff (chair), Dr. Barrett and Dr. Daniel. The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	administering our stock and equity incentive plans;

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

•	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•	reviewing our overall compensation philosophy.

Our Compensation Committee has delegated authority to our CEO to grant options or other stock awards to our non-executive officers. Our Compensation Committee also has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee annually reviews the performance of each of the executive officers, including the CEO. It then determines and approves the compensation of each executive officer, other than the CEO, and determines and makes recommendations regarding the CEO’s compensation level to the Board for approval.

Radford (an Aon Company) is our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.

The members of our Compensation Committee are Mr. Truitt (Chair), Dr. Barrett and Mr. Leff. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2020 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

STOCKHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

Communicate

Our goal is to communicate with our stockholders through various platforms, including via our website at www.larimartx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.

How to Communicate with our Directors	By mail: Secretary, Larimar Therapeutics, Inc. Three Bala Plaza East, Suite 506 Bala Cynwyd, PA 19004

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

INTRODUCTORY NOTE REGARDING PRESENTATION OF INFORMATION

On May 28, 2020, Zafgen completed the Merger of Merger Sub with Chondrial. At the effective time of the Merger, a majority of the Zafgen directors resigned, with the exception of Peter Barrett, Ph.D., Thomas O. Daniel, M.D. and Frank E. Thomas, and the remaining director vacancies were replaced by new directors designated by Chondrial. Accordingly, we have provided the compensation disclosure with respect to all directors of Zafgen that served during 2020 and for those directors of the Company that were appointed to our Board in connection with the Merger.

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY

In July 2020, our Board, in consultation with Radford (an operating unit of Aon plc and a widely recognized leader in gathering and analyzing industry compensation trends), reviewed our cash and equity non-employee director compensation policy and compared them with peer companies. As a result of the review, the Board maintained our current cash compensation policy for non-employee directors and adopted an equity compensation policy for non-employee directors as set forth below.

The table below depicts our compensation program for our non-employee directors:

Cash
Annual Cash Retainer	$35,000
Chairperson of the Board of Directors	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$ 7,500
Annual Committee Member Retainer
Audit	$ 7,500
Compensation	$ 5,000
Nominating and Corporate Governance	$ 3,750

Equity
Initial Equity Grant	Option to purchase 16,600 shares of common stock, vesting monthly over a three year period
Annual Equity Retainer	Option to purchase 8,300 shares of common stock, vesting upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders after the grant date

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DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION TABLE

The following table below sets forth summary information regarding the compensation of our non-employee directors for the fiscal year ended December 31, 2020. For information regarding compensation to Dr. Ben-Maimon and Mr. Hatfield, see the “Summary Compensation Table” on page 21 herein.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)(2)	TOTAL ($)
Current Non-Employee Directors
Peter Barrett, Ph.D.	$55,729	$187,477	$243,206
Thomas O. Daniel, M.D.	$41,354	$187,477	$228,831
Thomas Hamilton	$24,792	$187,477	$212,269
Jonathan Leff	$27,708	$187,477	$215,185
Frank E. Thomas	$62,500	$187,477	$249,977
Joseph Truitt	$48,125	$187,477	$235,602

Former Non-Employee Directors
John L. LaMattina, Ph.D. (3)	$19,792	$—	$19,792
Cameron Geoffrey McDonough, M.D. (3)	$16,667	$—	$16,667
Wendy Everett, Sc.D. (3)	$28,333	$—	$28,333
Robert J. Perez (3)	$16,146	$—	$16,146

(1)

Reflects the aggregate grant date fair value of each stock option granted in 2020 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K.

(2)

As of December 31, 2020, Drs. Barrett and Daniel and Messrs. Truitt, Hamilton, Leff and Thomas held options to purchase 29,047, 26,150, 16,600, 16,600, 16,600 and 24,834 shares of our common stock, respectively.

(3)

Drs. LaMattina and McDonough, Ms. Everett and Mr. Perez resigned from the Board in connection with the Merger on May 28, 2020. Prior to the closing of the Merger, the vesting of each unexpired and unexercised option to purchase Zafgen common stock was accelerated in full, which became effective immediately prior to the effective time of the Merger. Each such option shall remain exercisable for a period of two (2) years from the date of resignation, May 28, 2020 (or until the option’s original 10-year expiration date, if earlier).

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with PwC for the Company and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by PwC in 2020 and 2019:

SERVICE	2020	2019
Audit Fees	$1,364,000	$556,000
Audit-Related Fees	$730,000	—
Tax Fees	$40,000	$44,352
All Other Fees	$956	$956
Total	$2,134,956	$610,308

“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements on Form 10-K, consents for the use of audit reports and reference to the auditor as an expert in our registration statements and professional services rendered for the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States). Also included are the fees related to our Registration Statements on Form S-3 and Form S-8.

“Audit Related Fees” represents the aggregate fees for professional services in support of the Merger, the completion of the audit of Chondrial’s financial statements for the 2019 and 2018 fiscal years and other attestation services related to financial reporting that are not required by statute or regulation.

“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.

“All other fees” represents payment for access to PwC’s on-line  software tools. These fees were approved by the Audit Committee.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2020. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2020, PwC, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in the Company’s 2020 Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable auditing standards as periodically amended. In addition, PwC has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s 2020 Annual Report.

Audit Committee

Frank E. Thomas (Chair)

Thomas E. Hamilton

Joseph Truitt

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

NAME	POSITION	AGE
Carole S. Ben-Maimon, M.D.	President, Chief Executive Officer	62
Michael Celano	Chief Financial Officer	62

Carole S. Ben-Maimon, M.D.—For biographical information for Carole S. Ben-Maimon, M.D., see “Board of Directors—Continuing Directors.”

Michael Celano has served as our Chief Financial Officer since May 2020. Prior to joining the Company, Mr. Celano served as the Chief Financial Officer of The Columbus Organization, a provider of case management services for individuals with intellectual and developmental disabilities, since January 2020. From May 2019 to January 2020, Mr. Celano performed consulting work. Mr. Celano has also served as the Chairman of the Board of Directors of OraSure Technologies, Inc. (“OraSure”), a publicly-traded medical device company specializing in diagnostic testing kits, since April 2018. Before his appointment as Chairman of the Board of OraSure, Mr. Celano served as a director for OraSure since October 2006. From January 2018 to May 2019, Mr. Celano served as the Chief Operating Officer of Recro Pharma, Inc. (“Recro”), and from July 2016 to January 2018, Mr. Celano served as Chief Financial Officer of Recro. Between 2015 and June 2016 Mr. Celano was self-employed providing consulting services to healthcare companies. From 2013 to 2015, Mr. Celano served as Chief Financial Officer of DrugScan, Inc., a clinical laboratory services company. Prior to that, Mr. Celano served as the Chief Financial Officer of Kensey Nash Corporation, a biomaterials company, from 2009 to 2012. From 2007 to 2008, Mr. Celano also served as Chief Financial Officer for BioRexis Pharmaceutical Corporation (“BioRexis”), a biopharmaceutical company. Before joining BioRexis, Mr. Celano served as a partner with KPMG LLP (“KPMG”) where he was co-leader of its National Life Science Practice. Mr. Celano also was co-leader of the Life Science Practice for Arthur Andersen LLP before he joined KPMG. Mr. Celano previously served on the board of directors of Performance Health, a consumer health care product manufacturing company from 2015 to 2016. Mr. Celano holds a B.S. in Accounting from St. Joseph’s University.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers, which consists of any person who served as our principal executive officer during any part of 2020 and our two other most highly compensated executive officers. In 2020, our named executive officers were:

•	Carole S. Ben-Maimon, our President and Chief Executive Officer;

•	Jeffrey S. Hatfield, Zafgen’s former Chief Executive Officer;

•	Michael Celano, our Chief Financial Officer; and

•	Patricia Allen, Zafgen’s former Chief Financial Officer.

INTRODUCTORY NOTE REGARDING PRESENTATION OF INFORMATION

On May 28, 2020, Zafgen completed the Merger of Merger Sub with Chondrial. At the effective time of the Merger, the management of Zafgen was replaced with the management of Chondrial. Unless otherwise indicated, the disclosures in this section regarding Zafgen’s common stock or securities convertible into common stock for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Reverse Split, and the disclosures in this section regarding Chondrial’s common stock or securities convertible into common stock of Chondrial for periods or as of a date that precedes the closing of the Merger have been adjusted to give effect to the Exchange Ratio and the Reverse Split.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers during the fiscal year ended December 31, 2020:

NAME AND PRINCIPAL POSITION	YEAR		SALARY ($)	BONUS ($)		OPTION AWARDS ($) (1)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Carole S. Ben-Maimon	2020	(2)	$267,626	$272,600	(3)	$4,718,552	—		$5,270,178
President and Chief Executive Officer

Jeffrey S. Hatfield	2020	(4)	$221,154	—		—	$1,130,484	(5)	$1,351,638
Former Chief Executive Officer	2019		$536,130	$804,195		$1,913,835	$8,400		$3,236,560

Michael Celano	2020	(6)	$205,513	$83,438	(3)	$1,497,121	$4,667		$1,790,739
Chief Financial Officer

Patricia Allen	2020	(4)	$157,967	$229,770	(7)	—	$743,242	(8)	$1,130,979
Former Chief Financial Officer

(1)

Reflects the grant date fair value determined in accordance with the FASB ASC Topic 718. The assumptions made in these valuations are included in note 8 to the Annual Financial Statements included in our Annual Report on Form 10-K, filed on March 4, 2021.

(2)	Dr. Ben-Maimon has served as our Chief Executive Officer since May 28, 2020. Compensation reported in this table for her does not include compensation paid by Chondrial prior to that date.
(3)	Represents bonus paid in February 2021 based upon 2020 performance, as approved by our Board of Directors.
(4)

Each of Mr. Hatfield and Ms. Allen ceased employment with us on May 28, 2020, upon completion of our merger with Chondrial. However, in Ms. Allen’s case, she continued to perform consulting services for us until August 31, 2020 to assist with the merger integration process.

(5)	Other Compensation for Mr. Hatfield includes severance benefits of $1,072,260 (18 months salary of $804,195 and $268,065 representing his guaranteed 2020 bonus) and COBRA reimbursement of $58,224.
(6)	Mr. Celano commenced employment with us on May 28, 2020.
(7)	Represents a retention bonus paid in 2020 upon closing of the Merger.

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EXECUTIVE COMPENSATION (continued)

(8)

Other Compensation for Ms. Allen includes a one-time severance payment of $536,130, consulting fees of $150,000, COBRA reimbursement of $37,514, payment for accrued but unused vacation of $15,179 and 401(k) matching of $4,419.

Elements of Compensation

The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. For 2020, Dr. Ben-Maimon’s annual base salary rate was $470,000 and Mr. Celano’s annual base salary rate was $350,000. In January 2021, the Compensation Committee increased Dr. Ben-Maimon’s annual base salary rate to $510,000 and Mr. Celano’s annual base salary rate to $366,000.

Annual Cash and Equity Bonus Opportunities

Each of our named executive officers’ performance-based cash bonus opportunity is expressed as a percentage of base salary that can be achieved by meeting predetermined corporate and individual performance objectives. Our Compensation Committee annually sets each executive’s target bonus for the year.

The 2020 annual bonus for Dr. Ben-Maimon and Mr. Celano were targeted at 50% and 35% of their respective base salaries. For 2020, they were eligible to earn their annual bonuses pursuant to the achievement of corporate and/or individual performance goals. These goals primarily included closing the Merger, continuing manufacturing process optimization and clinical inventory build, preparing for the initiation of off label extension and pediatric studies in the first half of 2021 and for the delivery of topline results by the first half of 2021. Following a review of the corporate goals attained in 2020, our Compensation Committee approved, and, in the case of Dr. Ben-Maimon, our Compensation Committee recommended and our Board approved, 2020 annual cash bonus payments to each of Dr. Ben-Maimon and Mr. Celano in an amount equal to 116% of their respective target bonus amounts, totaling $272,600 and $83,438, respectively. Mr. Celano’s bonus for 2020 was pro-rated from the date he commenced employment, May 28, 2020.

Equity Incentives

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our named executive officers. Our Board or Compensation Committee approves equity grants.

Stock option awards to our named executive officers generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject to the employee’s, consultant’s or named executive officer’s continuous service through the relevant vesting dates.

Other Benefits

We currently provide broad-based welfare benefits that are available to all of our employees, including our named executive officers, including health, dental, life, vision and disability insurance.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans. We do maintain a 401(k) plan and our named executive officers are eligible to participate in that plan on the same terms as our other employees generally.

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EXECUTIVE COMPENSATION (continued)

PLEDGING AND HEDGING POLICIES

Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account, all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts and pledging company securities to secure margin or other loans.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our named executive officers as of December 31, 2020:

	OPTION AWARD
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (2)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Carole S. Ben-Maimon	04/10/2017	133,140	—	$11.73	04/10/2027
	05/28/2019	24,311	37,108	$11.73	5/27/2029
	09/29/2020	—	411,400	$11.90	7/16/2030
Jeffrey S. Hatfield (1)	10/09/2017	45,833	—	$40.80	5/28/2022
	02/22/2018	22,916	—	$93.24	5/28/2022
	01/22/2019	43,749	—	$55.56	5/28/2022
Michael Celano	05/28/2020	—	60,479	$11.88	5/27/2030
	09/29/2020	—	84,100	$11.90	7/16/2030
Patricia Allen (1)	03/07/2013	10,615	—	$29.40	5/28/2022
	02/27/2015	4,999	—	$463.80	5/28/2022
	03/31/2016	5,999	—	$80.16	5/28/2022
	03/31/2016	3,000	—	$80.16	5/28/2022
	01/27/2017	7,333	—	$48.60	5/28/2022
	02/22/2018	10,415	—	$93.24	5/28/2022
	01/22/2019	10,416	—	$55.56	5/28/2022

(1)

Each of Mr. Hatfield and Ms. Allen ceased employment with us on May 28, 2020, upon completion of our merger with Chondrial Therapeutics. Their options will remain exercisable until May 28, 2022, the second anniversary of the cessation of their employment.

(2)

These options each generally vest as follows: 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments over the following 36 calendar months, subject to the optionee’s continued service through the relevant vesting date (and in the case of Mr. Celano’s May 28, 2020 award, subject to accelerated vesting upon certain termination events).

EMPLOYMENT AGREEMENTS

Employment Agreement with Carole S. Ben-Maimon, M.D. We entered into an employment agreement with Dr. Ben-Maimon, as our President and Chief Executive Officer, on July 31, 2020 to supersede her employment agreement with Chondrial, dated December 1, 2016, and to otherwise establish the terms and conditions of Dr. Ben-Maimon’s employment by the Company. Pursuant to the terms of this agreement, Dr. Ben-Maimon’s initial annual base salary was $470,000 and her target annual bonus opportunity is not less than 50% of her base salary.

Employment Agreement with Michael Celano. We entered into an employment agreement with Mr. Celano, as our Chief Financial Officer, on June 1, 2020. Mr. Celano’s period of employment with the

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EXECUTIVE COMPENSATION (continued)

Company commenced on May 28, 2020. Pursuant to the terms of this agreement, Mr. Celano’s initial annual base salary was $350,000 and his target annual bonus opportunity is not less than 35% of his base salary. In connection with his hiring, on May 28, 2020, Mr. Celano received a stock option grant in respect of 60,479 shares of our common stock (the “Initial Award”), as further described in the table above entitled “Outstanding Equity Awards at Fiscal Year-End.”

Confidential Information and Invention Agreement

Each of Dr. Ben-Maimon and Mr. Celano have also entered into a standard form agreement with respect to confidentiality of the Company’s proprietary information and assignment of inventions. Among other things, this agreement obligates each of them to refrain from disclosing any of the Company’s proprietary information and to assign to the Company any inventions conceived or developed during the course of employment. Such agreement also provides that during the period of such executive officer’s employment and for one year thereafter, they will not compete with the Company and will not solicit the Company’s employees, contractors, lenders, partners or suppliers.

Ben-Maimon and Celano Severance Rights

Each of Dr. Ben-Maimon’s and Mr. Celano’s employment agreement provides that in the event their employment with the Company ceases for any reason, they will be entitled to receive any accrued, unpaid base salary and reimbursement for expenses incurred by such executive officer, but not yet reimbursed, prior to the date of termination, in accordance with our expense reimbursement policies (the “Accrued Rights”).

If the executive officer’s employment is terminated without cause or they resign with good reason, then in addition to the Accrued Rights, such executive officer is entitled to receive:

•	payment of any earned, unpaid bonus for the immediately preceding calendar year (the “Prior Year Bonus”);

•

monthly severance payments for a period of twelve (12) months, in the case of Dr. Ben-Maimon, and nine (9) months, in the case of Mr. Celano, with each payment equal to one-twelfth of their then in effect base salary;

•

waiver or reimbursement of the premiums for continuation of group health coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for twelve (12) months, in the case of Dr. Ben-Maimon, and nine (9), months, in the case of Mr. Celano; and

•	in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award which then remains outstanding and otherwise unvested.

Notwithstanding the foregoing, if each current executive officer’s employment is terminated without cause or they resign with good reason within one year following a change in control, then they will be entitled to receive:

•	the Prior Year Bonus;

•

monthly severance payments for eighteen (18) months, in the case of Dr. Ben-Maimon, and twelve (12) months, in the case of Mr. Celano, with each payment equal to one-twelfth the sum of their then in effect base salary and their then in effect target bonus;

•

waiver or reimbursement of the premiums for continuation of their group health coverage under COBRA for eighteen (18) months, in the case of Dr. Ben-Maimon, and twelve (12) months, in the case of Mr. Celano; and

•	in the case of Mr. Celano, accelerated vesting of any portion of his Initial Award which then remains outstanding and otherwise unvested.

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EXECUTIVE COMPENSATION (continued)

The severance payments are conditioned on such executive officer’s execution and delivery of a general release of claims against the Company and its affiliates in a form prescribed by the Company and on such release becoming irrevocable within 30 days following their cessation of employment.

Severance and Other Payments to Former Zafgen Executives

In accordance with the Merger Agreement, on May 28, 2020, immediately prior to the effective time of the Merger, each of Mr. Hatfield and Ms. Allen resigned from employment with Zafgen and became entitled to certain severance benefits pursuant to their pre-existing severance and change in control agreements, as further described below. Each former Zafgen executive signed a release of claims as a condition of receiving these severance benefits.

Mr. Hatfield has received or is receiving the following severance benefits: (i) 18 months of base salary plus his target annual incentive compensation, (ii) 18 months of COBRA continuation medical benefits subsidized by us, and (iii) all options and other stock-based awards with solely time-based vesting held by him became fully exercisable or non-forfeitable as of the date of termination and all vested options remain exercisable for a period of two (2) years from the date of termination, May 28, 2020.

Ms. Allen has received or is receiving the following severance benefits: (i) 12 months of base salary plus her target annual incentive compensation, (ii) 12 months of COBRA continuation medical benefits subsidized by us, and (iii) all options and other stock-based awards with solely time-based vesting held by her become fully exercisable or non-forfeitable as of the date of termination and all vested options remain exercisable for a period of two (2) years from the date of termination, May 28, 2020.

Retention Bonuses

On September 12, 2019, Zafgen entered into a retention letter agreement with Ms. Allen and pursuant to this agreement, Ms. Allen received a cash retention bonus equal to 1.5 times her target annual bonus for 2020.

Allen Consulting Fees

From the closing of the merger until August 31, 2020, Ms. Patricia Allen served in a consulting role to assist with the merger integration process. For such services, the Company paid Ms. Allen $150,000.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2019, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

INDEMNIFICATION AGREEMENTS

We have entered or intend to enter into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.

OTHER TRANSACTIONS

We have entered into various employment-related agreements with our executive officers that, among other things, provide for compensatory and certain change in control benefits. For a description of these agreements and arrangements with our named executives, see the section titled “Executive and Director Compensation — Executive Officer Employment Agreements.”

We have also granted stock options to our executive officers and directors. For a description of these stock options, see the section titled “Executive and Director Compensation.”

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written related party transaction policy that governs the review and approval of related party transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders. All of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of this policy and as such, these transaction were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board.

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EQUITY COMPENSATION PLAN INFORMATION

The following table is a summary of the shares available for grant under the Company’s equity incentive plans as of December 31, 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted-average exercise price of outstanding options and other rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity compensation plans approved by security holders	2,008,902	$22.31	893,700
Equity compensation plans not approved by security holders	—	—	—

Total	2,008,902	22.31	893,700

(1)

Effective January 1, 2021, the Company added 614,709 shares available for grant under the Company’s 2020 Equity Incentive Plan (the “2020 Plan”), increasing the maximum number of shares of the Company’s common stock that may be issued under the 2020 Plan to 2,314,709 shares. This increase is not reflected in the table above.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 2, 2021 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 15,367,730 shares of our common stock outstanding as of April 2, 2021. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of April 2, 2021 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES	PERCENTAGE
5% or Greater Stockholders

Entities affiliated with Deerfield Management (1)	5,149,150	33.51%

Entities affiliated with CHI Advisors (2)	1,515,148	9.86%

Entities affiliated with Vivo Capital (3)	799,662	5.20%

RA Capital (4)	1,515,151	9.86%

Entities affiliated with Acuta Capital (5)	811,324	5.28%

Entities affiliated with OrbiMed (6)	933,960	6.07%

Named Executive Officers and Directors

Carole S. Ben-Maimon, M.D. (7)	188,932	1.22%

Michael Celano (8)	15,120	*

Peter Barrett, Ph.D. (9)	310,123	2.02%

Thomas O. Daniel (10)	15,782	*

Frank E. Thomas (11)	12,845	*

Jonathan Leff (12)	0	*

Thomas E. Hamilton (13)	297,464	1.94%

Joseph Truitt (14)	4,611	*

Jeffrey Hatfield (15)	112,498	*

Patricia Allen (16)	52,819	*

All current executive officers and directors as a group (8 persons)(17)	844,877	5.42%

*	Less than 1%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

1)

Based on a Schedule 13D/A jointly filed with the SEC on July 1, 2020 by Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P., Deerfield Private Design Fund IV, L.P., Deerfield Mgmt III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt IV, L.P., Deerfield Management Company, L.P. and James E. Flynn reflecting information as of June 26, 2020 and a Form 4 filed by Deerfield Management Company, L.P. and James E. Flynn on September 29, 2020, consists of (a) 1,714,837 shares held by Deerfield Private Design Fund III, L.P., (b) 1,714,850 shares held by Deerfield Healthcare Innovations Fund, L.P., (c) 1,714,852 shares held by Deerfield Private Design Fund IV, L.P. and (d) 4,611 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2021 held by Jonathan Leff for the benefit, and the direction, of Deerfield Management Company L.P. Deerfield Mgmt IV, L.P is the general partner of Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P is the general partner of Deerfield Healthcare Innovations Fund, L.P. Deerfield Mgmt III, L.P is the general partner of Deerfield Private Design Fund III, L.P. (collectively with Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund IV, L.P., the “Deerfield Funds”). Deerfield Management Company, L.P. is the investment manager of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt IV, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt IV, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund IV, L.P. Deerfield Mgmt HIF, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Healthcare Innovations Fund, L.P. Deerfield Mgmt III, L.P., Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P. The address of each of Deerfield Private Design Fund IV, L.P, Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund III, L.P. is c/o Deerfield Management Company, L.P., 345 Park Avenue South, 12th Floor, New York, New York 10010.

2)

Consists of (i) 563,391 shares held by Cowen Healthcare Investments II LP, (ii) 875,752 shares held by Cowen Healthcare Investments III LP, (iii) 42,482 shares held by CHI EF II LP, and (iv) 33,523 shares held by CHI EF III LP. CHI Advisors LLC is the investment manager of Cowen Healthcare Investments II LP, Cowen Healthcare Investments III LP, CHI EF, II LP and CHI EF III LP and has voting and investment power with respect to the securities held by each of the respective entities. Beneficial ownership reported does not include an aggregate of 628,403 shares of common stock that Cowen Healthcare Investments II LP, Cowen Healthcare Investments III, L.P., CHI EF II LP and CHI EF III LP (each, a “Warrant Holder”) have the right to acquire through Pre-Funded Warrants that were issued in the Private Placement, subject to the Ownership Cap (as defined below). Under the terms of the Pre-Funded Warrants, each Warrant Holder is prohibited from exercising such warrant if exercise would cause the number of shares then owned by the Warrant Holders and their affiliates to exceed 9.99% of the total number of shares of the Company’s common stock then outstanding (the “Ownership Cap”). Accordingly, the Warrant Holders and CHI Advisors LLC disclaim beneficial ownership of the shares of common stock issuable upon exercise of the Pre-Funded Warrant to the extent that upon such exercise the number of shares beneficially owned by the Warrant Holders and their affiliates, in the aggregate, would exceed the Ownership Cap. The business address for each of Cowen Healthcare Investments II LP, Cowen Healthcare Investments III LP, CHI EF II LP and CHI EF III LP is c/o CHI Advisors LLC, 599 Lexington Avenue, 19th Floor, New York, New York 10022.

3)

Based solely on a Schedule 13G jointly filed with the SEC on June 11, 2020 by Vivo Capital IX, LLC and Vivo Opportunity, LLC reflecting information as of June 1, 2020, consists of (a) 653,779 shares held by Vivo Opportunity Fund, L.P. and (b) 145,883 shares held by Vivo Capital Fund IX, L.P. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund, L.P. The voting members of Vivo Opportunity, LLC are Albert Cha, Gaurav Aggarwal, Shan Fu, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to the shares of common stock of common stock held by Vivo Opportunity Fund, L.P. and each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Albert Cha, Edgar Engleman, Chen Yu and Shan Fu, none of whom has individual voting or investment power with respect to the shares of

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

common stock held by Vivo Capital Fund IX, L.P. and each of whom disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. The business address for each of Vivo Opportunity Fund, L.P. and Vivo Capital Fund IX, L.P. is c/o Vivo Capital LLC, 192 Lytton Avenue, Palo Alto, California 94301.
4)

RA Capital Management, L.P. (“RA Capital”), is the investment adviser of the RA Healthcare Fund, L.P. (“RA Healthcare Fund”). The general partner of RA Capital is RA Capital Management GP, LLC (“RA Capital GP”) of which Peter Kolchinsky, Ph.D. and Rajeev Shah are the managing members. RA Capital Healthcare Fund GP, LLC is the general partner of RA Healthcare Fund. RA Healthcare Fund has delegated to RA Capital voting and investment power over the shares held by RA Healthcare Fund. The business address for RA Healthcare Fund is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

5)

Consist of (a) 656,942 shares of common stock held by Acuta Capital Fund, LP and (b) 154,382 shares of common stock held by Acuta Opportunity Fund, LP. Acuta Capital Partners, LLC is the general partner of each of Acuta Capital Fund, LP and Acuta Opportunity Fund, LP. Anupam Dalal is the Chief Investment Officer and Manfred Yu is the Manager of Acuta Capital Partners, LLC. Both Mr. Dalal and Mr. Yu have voting and investment authority over all of the shares held by each of Actua Capital Fund, LP and Acuta Opportunity Fund, LP. Each of Acuta Capital Partners, LLC, Mr. Dalal and Mr. Yu disclaims beneficial ownership of the shares of common stock held by each of Acuta Capital Fund, LP and Acuta Opportunity Fund, LP except to the extent of their pecuniary interest therein. The business address for each of Acuta Capital Fund, LP and Acuta Opportunity Fund, LP is c/o Acuta Capital Partners, LLC, 1301 Shoreway Road, Suite 350, Belmont, California 94002.

6)

Consists of (a) 201,637 shares of common stock held by OrbiMed Genesis Master Fund, L.P. and (b) 732,323 shares of common stock held by OrbiMed Partners Master Fund Limited. OrbiMed Genesis GP LLC (“Genesis GP”) is the general partner of OrbiMed Genesis Master Fund, L.P. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of Genesis GP. By virtue of such relationships, Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OrbiMed Genesis Master Fund, L.P. and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OrbiMed Genesis Master Fund, L.P. OrbiMed Capital LLC (“OrbiMed Capital”) is the investment advisor for OrbiMed Partners Master Fund Limited. OrbiMed Capital is a relying advisor of OrbiMed Advisors. OrbiMed Advisors and OrbiMed Capital exercise voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OrbiMed Partners Master Fund Limited. The business address for each of OrbiMed Genesis Master Fund, L.P. and OrbiMed Partners Master Fund Limited is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th Floor, New York, NY 10022.

7)

Consists of (i) 25,083 shares directly beneficially owned by Dr. Ben-Maimon and (ii) 163,849 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.

8)	Consists of 15,120 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2021.
9)

Consists of (i) 883 shares directly beneficially owned by Dr. Barrett, (ii) 17,058 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2021 and (iii) 292,182 shares of common stock directly held by Atlas Venture Fund VII, L.P. Dr. Barrett is a general partner of Atlas Venture Fund VII, L.P., and as such Dr. Barrett may be deemed to share voting and dispositive power with respect to all shares held by such entity. Dr. Barrett disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. Dr. Barrett’s business address is 400 Technology Square, Cambridge, MA 02139.

10)

Consists of (i) 1,621 shares directly beneficially owned by Dr. Daniel and (ii) 14,161 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

11)	Consists of 12,845 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.
12)

Mr. Leff disclaims beneficial ownership of the shares referred to in footnote 1 above, including 4,611 shares of common stock issuable upon exercise of options within 60 days of April 2, 2021 that Mr. Leff, our director, holds for the benefit, and the direction, of Deerfield Management Company.

13)

Consists of (i) 133,420 shares directly beneficially owned by Tom Hamilton, (ii) 4,611 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 2, 2021 and (iii) 159,433 shares directly held by FA Life Sciences Inc. Tom Hamilton disclaims beneficial ownership of the shares held by Friedreich’s Ataxia Life Sciences except to the extent of his pecuniary interest therein.

14)	Consists of 4,611 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.
15)	Consists 112,498 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.
16)

Consists of (i) 42 shares of common stock directly beneficially owned by Ms. Allen and (ii) 112,498 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.

17)

Consists of (i) 612,572 shares of common stock and (ii) 232,255 shares of common stock issuable upon exercise of an equal number of options that are currently exercisable or will be exercisable within 60 days of April 2, 2021.

DELINQUENT SECTION 16(A) REPORTS

Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Common Stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of such copies and written representations from the Company’s reporting persons, the Company believes that all Section 16 filing requirements were fulfilled on a timely basis except that Mr. Celano filed one late Form 4 reporting a grant of equity options.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 31

ITEMS TO BE VOTED ON

ITEM 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2024

At the Annual Meeting, our stockholders will vote on the election of two Class I director nominees named in this Proxy Statement as directors, each to serve until our 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Jonathan Leff and Peter Barrett, Ph.D. for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF JONATHAN LEFF AND PETER BARRETT, PH.D.

ITEM 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2020

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or the Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” table and other related compensation tables and narrative disclosures, which describe the 2020 compensation of our named executive officers.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described herein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN 2020 AT THE ANNUAL MEETING

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 32

ITEMS TO BE VOTED ON (continued)

ITEM 3: RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR

The Audit Committee of the Board has appointed and engaged PwC to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2021 fiscal year, and to perform audit-related services. PwC has served as our independent registered public accounting firm since 2014.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the 2021 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of PwC to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of PwC are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 33

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2022 Annual Meeting of Stockholders must submit a proposal that is received by us no later than December 15, 2021. If we change the date of the 2022 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the tenth day following the day on which public announcement of the date of the meeting was first made in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Stockholders intending to present a proposal or nominate a director for election at our 2021 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2022 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than January 12, 2022 and no later than the close of business on February 11, 2022. However, if we change the date of the 2022 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 34

OTHER INFORMATION (continued)

HOUSEHOLDING

Stockholders who share a single address may receive only one copy of this proxy statement and Annual Report, unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. If your household received only a single set of our proxy materials and you would like a separate copy, or if your household received multiple copies of our proxy materials and you want only a single copy next year, please notify our Chief Financial Officer at the address provided below. Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

AVAILABILITY OF MATERIALS

Our 2020 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.larimartx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Larimar Therapeutics, Inc., Three Bala Plaza East, Suite 506, Bala Cynwyd, PA 19004 or at (844) 511-9056. In addition, it is available to beneficial and record holders of our common stock at www.proxyvote.com.

Notice of Annual Meeting of Stockholders and 2021 Proxy Statement | 35

C123456789
000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE
DESIGNATION (IF ANY) ADD 1
ADD 2 ADD 3 Your vote matters – here’s how to vote!
ADD 4 ADD 5 You may vote online or by phone instead of mailing this card.
ADD 6 Online
Go to www.envisionreports.com/LRMR or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money!
Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/LRMR
2021 Annual Meeting Proxy Card 1234 5678 9012 345
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1. Election of Class I Directors for a Three-Year Term Expiring in 2024: + For Against Abstain For Against Abstain
01 - Jonathan Leff 02 - Peter Barrett, Ph.D.
For Against Abstain For Against Abstain
2. Advisory Vote to Approve, on an Advisory Basis, the 3. Ratification of Appointment of PricewaterhouseCoopers LLP as Compensation of our Named Executive Officers in 2020 our Independent Registered Public Accounting Firm for the 2021 Fiscal Year
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1 U P X 5 0 2 0 3 6 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
03FLFD

The 2021 Annual Meeting of Shareholders of Larimar Therapeutics, Inc. will be held on
Wednesday, May 12, 2021 at 10:00 A.M. Eastern time, virtually via the internet at www.meetingcenter.io/274820408.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
The password for this meeting is — LRMR2021.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LRMR
Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LRMR
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Larimar Therapeutics, Inc. + Notice of 2021 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting — May 12, 2021
Carole Ben-Maimon, M.D. and Michael Celano or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Larimar Therapeutics, Inc. to be held on May 12, 2021 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted as instructed by the undersigned. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2 and 3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side)
C Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.